Exhibit 32.1


                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350

In connection with the filing by Ametrine Capital, Inc. (the "Company") of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lior Ostashinsky, President and Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 17 2009          By:   /s/ Lior Ostashinsky
                                    ---------------------------
                                        Lior Ostashinsky
                                        President and Treasurer (Principal
                                        Executive and Financial Officer)